                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                              Thomas J. Fogarty

Address:                           3270 Alpine Road
                                   Portola Valley, CA 94028

Designated Filer:                  Thomas J. Fogarty, Trustee of the Thomas
                                   Fogarty Separate Property Trust Dated
                                   2/6/87

Issuer & Ticker Symbol:            FoxHollow Technologies, Inc. (FOXH)

Date of Event
Requiring Statement:               10/27/04

Signature:                         By: /s/ Thomas J. Fogarty
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